TRANSPARENT VALUE TRUST
Supplement Dated February 25, 2016
To the currently effective Statutory Prospectus (the “Prospectus”) for Transparent Value Directional Allocation Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Large-Cap Value Fund and Transparent Value Large-Cap Market Fund (each a “Fund” and collectively, the “Funds”), each a series of Transparent Value Trust.

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus and Statement of Additional Information.

Effective May 9, 2016, the following information replaces the information appearing in the Prospectus:

1.	Name Changes. The names of the Funds are hereby replaced as follows:

Current Name	New Name
Transparent Value Directional Allocation Fund	Guggenheim Directional Allocation Fund
Transparent Value Dividend Fund	Guggenheim RBP® Dividend Fund
Transparent Value Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive Fund
Transparent Value Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market Fund
Transparent Value Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value Fund

2.	Index Name Changes. The names of the following indexes are hereby replaced as follows:

Current Name	New Name
Transparent Value Directional Allocation Index	Guggenheim Directional Allocation Index
Transparent Value Dividend Index	Guggenheim RBP® Dividend Index
Transparent Value Large-Cap Defensive Index	Guggenheim RBP® Large-Cap Defensive Index
Transparent Value Large-Cap Market Index	Guggenheim RBP® Large-Cap Market Index
Transparent Value Large-Cap Value Index	Guggenheim RBP® Large-Cap Value Index

3.	Class Name Changes. Class F-1 shares of the Funds are hereby renamed Class P shares; therefore, all references to Class F-1 shares in the Prospectus are hereby replaced with Class P shares.

4.	Sales Charges. The maximum sales charges (loads) for Class A shares of the Funds are hereby replaced with the following information:

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	New Maximum Sales Charges as a Percentage of Offering Price
Transparent Value Directional Allocation Fund	4.75%
Transparent Value Dividend Fund	4.75%
Transparent Value Large-Cap Defensive Fund	4.75%
Transparent Value Large-Cap Market Fund	4.75%
Transparent Value Large-Cap Value Fund	4.75%

5.
Minimum Initial Purchases. The paragraph entitled “Involuntary Redemptions of Your Shares” on page 94 of the Prospectus is hereby deleted in its entirety and the paragraph titled “Minimum Purchases” on page 92 of the Prospectus is hereby replaced with the following information:

To purchase Class A and Class C shares for the first time, including through an individual retirement account (“IRA”), you must invest at least $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.

The Class I minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. There is no minimum subsequent investment for Class I shares. However, Class I shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 30 days’ written notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Class I shares of the Fund will be redeemed at net asset value on the day the account is closed.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which the distributor has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

6.	Front-End Sales Charges - Class A Shares. The table entitled “Front-End Sales Charges - Class A Shares” on page 96 of the Prospectus is hereby replaced with the following information:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment
Less than $100,000	4.75%	4.00%
$100,000-$250,000	3.75%	3.00%
$250,000-$500,000	2.75%	2.25%
$5000,000-$1,000,000	2.00%	1.75%
Greater than $1,000,000*	None	None
* If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

A shareholder may obtain additional information by contacting Investor Services at 1-888-727-6885 or by contacting his or her plan sponsor, broker-dealer, or financial institution.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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